UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2015

Hansen Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33151	14-1850535
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 East Middlefield Road, Mountain View, California		94043
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 404-5800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Due to a clerical error, the vesting commencement dates on each of the Non-Plan Notice of Restricted Stock Unit Award and Non-Plan Restricted Stock Unit Award Agreement, by and between Hansen Medical, Inc. (the "Company") and Cary G. Vance filed as Exhibit 99.4 and Exhibit 99.5 (the "Awards") to the Company’s registration statement on Form S-8 filed with the Securities and Exchange Commission on March 18, 2015 contained the incorrect vesting commencement date.

The corrected versions of the Awards are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hansen Medical, Inc.

June 15, 2015	By:	/s/ Christopher P. Lowe

Name: Christopher P. Lowe
Title: Interim Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Non-Plan Notice of Restricted Stock Unit Award and Non-Plan Restricted Stock Unit Award Agreement, by and between the Registrant and Cary G. Vance, dated March 17, 2015.
99.2	Non-Plan Notice of Restricted Stock Unit Award and Non-Plan Restricted Stock Unit Award Agreement, by and between the Registrant and Cary G. Vance, dated March 17, 2015.